Supplemental Cash Flow Information	6 Months Ended
Jun. 30, 2019
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Supplemental Cash Flow Information
23.	Supplemental Cash Flow Information

Change in Non-Cash Working Capital

	Three Months Ended June 30		Six Months Ended June 30
(in thousands)	2019	2018	2019	2018

Change in non-cash working capital
Accounts receivable	$559	$(4,663)	$867	$(3,784)
Accounts payable and accrued liabilities	5,274	4,975	(2,267)	817
Other	(1,174)	(2,084)	(1,111)	(1,880)

Total change in non-cash working capital	$4,659	$(1,772)	$(2,511)	$(4,847)

Cash Outflow Relative to Leases

During the six months ended June 30, 2019, the total cash outflows relative to the Company’s leases was $300,000.

Non-Cash Transactions – Receipt of Shares as Consideration for Contract Amendments

As more fully described in note 10, during 2018 the company received 20,914,590 First Majestic common shares with a fair value of $151 million as partial consideration for the termination of the previously owned San Dimas SPA.

Non-Cash Transactions – Payment of Dividends Under DRIP

As more fully described in Note 19.2, during the six months ended June 30, 2019, the Company declared and paid dividends to its shareholders in the amount of $0.18 per common share for total dividends of $80 million. Approximately 21% of shareholders elected to have their dividends reinvested in common shares of the Company under the Company’s dividend reinvestment plan (“DRIP”). As a result, $63 million of dividend payments were made in cash and $17 million in common shares issued. For the comparable period in 2018, the Company declared and paid dividends to its shareholders in the amount of $0.18 per common share for total dividends of $80 million, with the payment being comprised of $65 million in cash and $15 million in common shares issued.